                              AMENDMENT NO. 1 TO

              MANUFACTURING AGREEMENT FOR "BEST BUY" CIGARETTES


     THIS AMENDMENT NO. 1 is made as of the 31st day of December, 1997 (this "Amendment"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), and C/M PRODUCTS, INC., a California corporation with offices at 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("C/M Products").


                             PRELIMINARY STATEMENTS

     A. Manufacturer and C/M Products entered into that certain Manufacturing Agreement for "Best Buy" Cigarettes dated as of July 1, 1993 (the
"Manufacturing Agreement"), providing for, among other things, Manufacturer to manufacture and sell to C/M Products certain private label brand cigarettes utilizing the Trademarks (as defined in the Manufacturing Agreement).

     B. Manufacturer and C/M Products desire to amend certain provisions of the Manufacturing Agreement as more particularly described herein, and, except as amended hereby, the Manufacturing Agreement shall continue in full force and effect on the terms contained therein and herein.

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     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  AMENDMENTS

     Section 1.1 AMENDMENT TO SECTION 1.4. The Manufacturing Agreement is hereby amended by inserting as the second sentence and the first word of the third sentence in Section 1.4 thereof the following sentence and word:

     "Without limiting the generality of the preceding sentence, this Agreement shall not require that Manufacturer produce any packing of the Products which is uneconomical for Manufacturer to produce due to the unreasonably low level of sales of such packing relative to other Products. Furthermore,"

     Section 1.2 AMENDMENT TO SECTION 3.1. The Manufacturing Agreement is hereby amended by deleting Section 3.1 in its entirety and inserting in lieu thereof the following new Section 3.1.

          "Section 3.1 TERM. Unless earlier terminated pursuant to Section
     3.2 of this Agreement, this Agreement shall continue for an initial term (the "Initial Term") ending on December 31, 2001, or, if C/M Products shall have elected to extend to December 31, 2002 the initial term of the Grant of Exclusive Manufacturing Rights, as amended on the date hereof, between C/M Products, certain of its affiliates and Manufacturer, ending on December 31, 2002. Thereafter, this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each a "Renewal Period") unless, at least ninety (90) days prior to the end of the


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     Extended Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement."

     Section 1.3 AMENDMENT TO SECTION 3.2

[Section 1.3 has been omitted and filed separately with the Commission pursuant to Rule 406.]


                                   ARTICLE II

                               GENERAL PROVISIONS

     Section 2.1 PRE-EXISTING CONTRACTUAL RELATIONSHIP. C/M Products represents and warrants that the pre-existing manufacturing agreement referenced in Section 1.3 of the Manufacturing Agreement terminated, in accordance with its terms and consistent with the rights and obligations of the parties thereunder, and is no longer of any force or effect.



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     Section 2.2 NO FURTHER MODIFICATION. The Manufacturing Agreement shall remain in full force and effect and shall not be deemed to be amended, modified or supplemented in any respect, except as expressly set forth in this Amendment. For purposes of this Amendment, each of the representations and warranties of Manufacturer in Section 2.1 of the Manufacturing Agreement shall be deemed to be made by Manufacturer on and as of the date hereof, and each of the representations and warranties of C/M Products in Section 2.2 of the Manufacturing Agreement shall be deemed to be made by C/M Products on and as of the date hereof.

     Section 2.3 SEVERABILITY. If any provision of this Amendment is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Amendment and shall not cause the invalidity or unenforceability of the remainder of this Amendment.

     Section 2.4 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).


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     Section 2.5 ENTIRE AGREEMENT. The Manufacturing Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the Products (as defined in the Manufacturing Agreement) and supersedes all prior and contemporaneous agreements, contracts, negotiations and understandings between them (other than the Grant of Exclusive Manufacturing Rights, dated as of July 1, 1993, between Core-Mark International Inc., Core-Mark Interrelated Companies, Inc. ("Licensor") and C/M Products, as amended by Amendment No. 1 dated the date hereof, and the Amended and Restated Trademark License Agreement, dated as of July 1, 1993, between Manufacturer and Licensor, as amended by Amendment No. 1 dated the date hereof).


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     Section 2.6 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed as of the date first above written.

C/M PRODUCTS, INC.                     FAMOUS VALUE BRANDS, A
                                       DIVISION OF PHILIP
                                       MORRIS INCORPORATED, A
                                       VIRGINIA CORPORATION


By: /s/ Robert A. Allen                By: /s/ Roy Anise
   -------------------------------        ------------------------------
   Robert A. Allen                     Its: V.P. - Discount Brands
   President

Dated: 12/16/97                        Dated: 12/29/97

Each of the undersigned hereby
agrees and consents to each of the
terms and conditions of this Amendment No. 1:

CORE-MARK INTERNATIONAL, INC.


By: /s/ Robert A. Allen
   -------------------------------
   Robert A. Allen
   President

Dated:

CORE-MARK INTERRELATED COMPANIES, INC.


By: /s/ Robert A. Allen
   -------------------------------
   Robert A. Allen
   President

Dated:

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